THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney

         I hereby appoint Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as the Chairman and a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 21, 2000.

                                          /s/  John W. Church, Jr.
                                             ---------------------
                                               John W. Church, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney

         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 23, 2000.

                                            /s/  H. Franklin Allen, Ph.D.
                                            -----------------------------

                                               H. Franklin Allen, Ph.D.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney

         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 28, 2000.

                                            /s/  Willard S. Boothby, Jr.
                                            ----------------------------

                                               Willard S. Boothby, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney

         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 29, 2000.

                                            /s/  Francis J. Palamara
                                            ------------------------
                                               Francis J. Palamara

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney

         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 21, 2000.

                                            /s/  G. Thompson Pew, Jr.
                                               ----------------------
                                                 G. Thompson Pew, Jr.